--------------------------------------------------------------------------------
CLOSED END
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ACM Government
Opportunity Fund

Annual Report
July 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 12, 2002

Dear Shareholder:

This report contains the performance, investment strategy and outlook for ACM Government Opportunity Fund (the "Fund") for the annual reporting period ended July 31, 2002.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended July 31, 2002. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended July 31, 2002

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
ACM Government Opportunity Fund (NAV)                       3.50%         9.30%
-------------------------------------------------------------------------------

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        4.20%         7.53%
-------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of July 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

      Additional investment results appear on pages 6-8.

During the six-month period ended July 31, 2002, the Fund underperformed the LB Aggregate Bond Index. This was due to the Fund's emerging market positions in both U.S. dollar and local currency denominated debt, as well as the Fund's underweight position in two-year Treasuries. For the

--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

12-month period under review, the Fund outperformed the LB Aggregate Bond Index. The Fund's emerging market debt holdings contributed positively to the Fund's outperformance during this period.

Detracting from performance within the emerging market sector were the Fund's holdings in Brazilian debt. Brazilian bonds declined significantly in the second half of the reporting period due to general risk aversion, as well as concerns regarding Brazil's ability to manage its debt and political uncertainty over the country's upcoming elections in October. The markets have been concerned that an electoral victory for the left would lead to a sharp move towards populist policies and away from fiscal discipline. We believe, however, that these fears are exaggerated.

While we have recently reduced the Fund's Brazilian holdings, we believe that the International Monetary Fund (IMF) and the United States will continue to be supportive of Brazil. The Brazilian central bank finally began to ease the high interest rates that continue to dampen growth prospects, but economic fundamentals have yet to improve. We are encouraged that the presidential candidates have focused on the long-term health of the Brazilian economy rather than using the current volatility for their own short-term political gain, and we believe the next administration will remain committed to fiscal responsibility.

The Fund's position in Ecuador detracted from performance as prospects for an IMF deal were delayed, causing bond prices to decline. We view the appointment of a new finance minister who has pledged to make an IMF package his top priority as a positive sign.

Mexico could not escape the contagion that spread throughout Latin America. Although Mexico performed better than most Latin American countries, the Fund's Mexican holdings detracted from overall performance. The Fund's Russian holdings contributed positively to performance.

Market Overview

Signs of a global economic recovery began to appear at the beginning of the first quarter of 2002, as evidenced by flatter yield curves among the G-7 nations (a group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States), rebounding commodity prices and the end of European Central Bank easing. U.S. economic growth surpassed expectations for both the fourth quarter of 2001 and the first quarter of 2002; real GDP growth was 2.7% and 5.0%, respectively. Economic growth was boosted by low interest rates, robust consumer spending, tax reductions and increased government spending. However, in the second quarter, continuing weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger recovery. The

--------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

U.S. Federal Reserve adopted a neutral stance, maintaining interest rates at an accommodative 1.75%.

During the past six months, investors turned to the relative safety of fixed income securities as corporate accounting scandals led to a crisis in investor confidence that rocked the financial markets. Concerns over terrorism, increasing tensions in the Middle East and doubts about the quality of the economic recovery also increased the appeal of high quality debt. Treasury (5.46%) and agency (5.42%) securities outperformed the broader fixed income bond market during the period, which returned 4.20%, all as measured by the LB Aggregate Bond Index.

Securitized bonds also became increasingly appealing to investors during the period as investors favored bonds backed by identifiable assets rather than the creditworthiness of a corporate issuer. Commercial mortgage backed securities
(CMBS) outperformed all other sectors of the bond market, returning 7.40% for the period. Asset backed securities (ABS) and mortgage backed securities (MBS) also outperformed, returning 5.20% and 4.73%, respectively. Investment grade corporate bonds posted the lowest returns for the six-month period at 1.71%. Aggressive rating agency downgrades due to changes in methodology and growing concerns about the integrity of corporate management fueled the high volatility in the corporate sector throughout the period.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, declined 6.45% for the period, with non-Latin countries returning 6.08% and Latin countries declining 14.48%. Latin American markets were affected by contagion from Brazil, Argentina and Ecuador, but Venezuela and Mexico managed to post positive returns of 8.63% and 1.66%, respectively, with robust oil prices boosting Venezuelan performance. Turkey, one of only three non-Latin countries with negative performance for the period, declined 8.79%. Returns declined significantly as a political crisis threatened the stability of Turkey's governing coalition. Russia, returning 9.81%, was the best performer for the six-month period, with returns supported by strong economic growth.

Investment Strategy

We decreased the Fund's mortgage position, allowing our mortgage holdings to pay down without reinvesting them, due to concerns over an increase in prepayment activity. As economic activity improved in the first quarter, we also reduced the duration (the measure of interest rate risk) in the portfolio.

Within the emerging market sector, we continued to invest in a diversified array of holdings. During the period under review, we reduced the Fund's holdings in Mexico, our largest emerging market position, as growth slowed and political reforms stalled. As mentioned in the performance review


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

section, we also reduced the Fund's Brazilian holdings. We reduced the Fund's position in Ecuador as our concerns over the sustainability of its IMF program increased.

We added to the Fund's Russian position as strong oil prices, increasing domestic consumption and relative political calm improved Russia's outlook. We also added positions in Bulgaria, Poland and Venezuela to the Fund.

We increased the Fund's position in local currency denominated emerging market debt (i.e. Poland), as the combination of high yield and the diversification away from U.S. interest rates is attractive.

Market Outlook

We continue to expect the economic recovery in the U.S. to advance throughout the year, although at a slower pace than originally expected. The combination of very accommodative fiscal and monetary policy, strong liquidity and very lean inventory positions should support reasonably strong growth. Weakness in the U.S. equity market, along with concerns over corporate integrity will slow the recovery of the business sector, where the recession was the most severe. Consequently, we expect the U.S. Federal Reserve to maintain interest rates at their current levels for the rest of the year. In this environment, with little likelihood of interest rates rising, the yield curve will remain steep.

In the short-term, we expect the government bond sector to continue to benefit from a flight to quality as concerns over the pace of economic recovery, equity market volatility, terrorism and corporate accounting irregularities persist.

Emerging market bonds are currently relatively cheap, offering upside potential if global economic recovery is sustained. Of key importance to performance of the asset class for the second half of 2002 will be the fate of the two countries currently facing challenges: Brazil and Turkey. Last year's default by Argentina and its subsequent economic collapse undermined confidence in emerging market debt in general and led to speculative attacks on Brazil during its presidential elections period. We expect the Brazilian economy to limp towards the October elections; however, we are encouraged by the recent announcement of IMF support for Brazil. In Mexico, we believe economic growth will begin to accelerate after a weak start. More importantly to the market, the fiscal situation should improve with a more reasonably priced peso that will help oil revenues.


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Portfolio Management

As previously announced, Wayne D. Lyski is retiring as the person principally responsible for the day-to-day management of the Fund's portfolio, and is being succeeded in an orderly transition by a team headed by Michael Mon and Douglas Peebles. As head of the Fund's portfolio management team since the Fund's inception in 1988, Wayne has made a profound contribution to the best interests of the Fund and its shareholders. We are deeply grateful to him.

Thank you for your continued interest and investment in ACM Government Opportunity Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Michael Mon

Michael Mon
Vice President


/s/ Douglas Peebles

Douglas Peebles
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Michael Mon

[PHOTO]     Douglas Peebles

Portfolio Managers, Michael Mon and Douglas Peebles, have 25 years of combined investment experience.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/92 TO 7/31/02

ACM Government Opportunity Fund (NAV):  $22,544
Lehman Brothers Aggregate Bond Index:   $20,150

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                             ACM Government                Lehman Brothers
                            Opportunity Fund             Aggregate Bond Index
-------------------------------------------------------------------------------
     7/31/1992                   $10,000                       $10,000
     7/31/1993                   $11,649                       $11,017
     7/31/1994                   $11,281                       $11,027
     7/31/1995                   $12,254                       $12,142
     7/31/1996                   $13,412                       $12,814
     7/31/1997                   $15,557                       $14,194
     7/31/1998                   $16,572                       $15,310
     7/31/1999                   $16,558                       $15,692
     7/31/2000                   $18,581                       $16,628
     7/31/2001                   $20,626                       $18,738
     7/31/2002                   $22,544                       $20,150


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/92 to 7/31/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend opportunity.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

        ACM Government Opportunity Fund (NAV)--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                              ACM Government                 Lehman Brothers
                          Opportunity Fund (NAV)          Aggregate Bond Index
-------------------------------------------------------------------------------
       7/31/93                    16.30%                          10.17%
       7/31/94                    -3.16%                           0.09%
       7/31/95                     8.67%                          10.11%
       7/31/96                     9.40%                           5.54%
       7/31/97                    15.99%                          10.76%
       7/31/98                     6.52%                           7.87%
       7/31/99                    -0.09%                           2.49%
       7/31/00                    12.22%                           5.97%
       7/31/01                    11.00%                          12.69%
       7/31/02                     9.30%                           7.53%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
July 31, 2002

INCEPTION DATE                  PORTFOLIO STATISTICS

8/26/88                         Net Assets ($mil): $100.6

SECURITY TYPE

 58.1% Treasury
 24.0% Sovereign
  7.3% FNMA
  4.6% Supranationals                           [PIE CHART OMITTED]
  2.3% FHLMC
  1.4% GNMA
  0.7% Brady Bonds

  1.6% Short-Term

COUNTRY BREAKDOWN

 69.1% United States
  7.3% Mexico
  5.4% Russia
  4.6% Supranationals
  2.0% Ecuador
  1.9% Ukraine
  1.7% Brazil
  1.6% Bulgaria
  1.6% Poland                                   [PIE CHART OMITTED]
  0.9% South Africa
  0.8% Trinidad & Tobago
  0.7% Panama
  0.6% Turkey
  0.2% Venezuela

  1.6% Short-Term

All data as of July 31, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2002

                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS - 95.3%
U.S. Treasury Bonds - 57.5%
   3.375%, 4/15/32 TIPS(a) .............  US$           6,078   $    6,486,064
   10.75%, 8/15/05(a)(b) ...............                5,995        7,362,819
   12.375%, 5/15/04(a) .................                2,500        2,950,475
   12.75%, 11/15/10(a) .................                3,250        4,223,830
   13.25%, 5/15/14(a) ..................                5,250        8,071,665
   13.75%, 8/15/04(a)(b) ...............                6,620        8,128,367
   14.00%, 11/15/11(a)(b) ..............               14,500       20,585,360
                                                                --------------
                                                                    57,808,580
                                                                --------------
U.S. Treasury Notes - 22.7%
   3.375%, 1/15/07 TIPS(a) .............                2,270        2,393,807
   3.50%, 11/15/06(a)(b) ...............                7,360        7,409,165
   3.625%, 1/15/08 TIPS(a)(c) ..........                5,565        5,921,121
   5.75%, 11/15/05(a) ..................                1,040        1,131,239
   6.75%, 5/15/05(a) ...................                2,050        2,271,400
   7.875%, 11/15/04(a) .................                3,350        3,754,479
                                                                --------------
                                                                    22,881,211
                                                                --------------
Mortgage Related Securities - 15.1%
Federal Home Loan Mortgage
   Association
   5.25%, 1/15/06 ......................                3,000        3,180,660
Federal National Mortgage
   Association
   6.50%, 8/25/32 TBA ..................                3,500        3,596,250
   7.00%, 8/25/32 TBA ..................                3,500        3,642,205
   7.50%, 11/01/29 .....................                1,844        1,944,934
   8.00%, 6/01/28 ......................                  841          907,635
Government National Mortgage
   Association
   6.50%, 2/15/29 ......................                1,838        1,901,421
                                                                --------------
                                                                    15,173,105
                                                                --------------
Total U.S. Government and
   Agency Obligations
   (cost $92,176,721) ..................                            95,862,896
                                                                --------------
SOVEREIGN DEBT OBLIGATIONS - 34.2%
Sovereign Debt Securities - 33.2%
Brazil - 1.7%
Republic of Brazil
   11.00%, 8/17/40 .....................                3,000        1,324,500
   11.50%, 3/12/08 .....................                  700          344,750
                                                                --------------
                                                                     1,669,250
                                                                --------------


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
------------------------------------------------------------------------------

Bulgaria - 2.0%
Republic of Bulgaria
   8.25%, 1/15/15(d) ...................  US$           2,000   $    1,983,000
                                                                --------------
Ecuador - 2.7%
Republic of Ecuador
   5.00%, 8/15/30(d)(e) ................                7,000        2,712,500
                                                                --------------
Mexico - 10.1%
Mexican Treasury Bonds
   9.50%, 3/08/07 ......................                9,688          961,888
   13.50%, 3/02/06 .....................               13,332        1,506,972
   14.50%, 5/12/05 .....................               13,169        1,539,618
United Mexican States Global Bonds
   8.125%, 12/30/19 ....................  US$           4,000        3,780,000
   11.375%, 9/15/16 ....................                2,000        2,403,000
                                                                --------------
                                                                    10,191,478
                                                                --------------
Panama - 1.0%
Republic of Panama
   9.375%, 4/01/29 .....................                1,000        1,000,000
                                                                --------------
Poland - 2.2%
Government of Poland
   8.50%, 11/12/06 .....................  PLZ           8,925        2,183,099
                                                                --------------
Russia - 7.3%
Russian Federation .....................  US$
   5.00%, 3/31/30(d)(e) ................                3,750        2,511,328
   5.00%, 3/31/30(d)(e) ................                2,150        1,439,828
Russian Ministry of Finance
   Series VI
   3.00%, 5/14/06 ......................                4,450        3,443,410
                                                                --------------
                                                                     7,394,566
                                                                --------------
South Africa - 1.3%
Republic of South Africa
   13.00%, 8/31/10 .....................  ZAR          12,000        1,279,015
                                                                --------------
Trinidad & Tobago - 1.1%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(d) ...................  US$           1,000        1,121,300
                                                                --------------
Turkey - 0.8%
Republic of Turkey
   11.875%, 1/15/30 ....................                1,000          827,500
                                                                --------------
Ukraine - 2.7%
Government of Ukraine
   11.00%, 3/15/07(d) ..................                2,670        2,684,685
                                                                --------------


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
------------------------------------------------------------------------------

Venezuela - 0.3%
Republic of Venezuela
   9.25%, 9/15/27 ......................  US$            500    $      307,500
                                                                --------------
Total Sovereign Debt Securities
   (cost $33,466,167) ..................                            33,353,893
                                                                --------------
Collateralized Brady Bonds - 1.0%(f)
Brazil - 0.7%
Republic of Brazil - DCB
   Series RG FRN
   3.125%, 4/15/12 .....................                1,775          727,750
                                                                --------------
Bulgaria - 0.3%
Republic of Bulgaria
   Discount Bonds
   Series A FRN
   2.688%, 7/28/24 .....................                  300          261,000
                                                                --------------
Total Collateralized Brady Bonds
   (cost $1,611,641) ...................                               988,750
                                                                --------------
Total Sovereign Debt Obligations
   (cost $35,077,808) ..................                            34,342,643
                                                                --------------
SUPRANATIONAL DEBT OBLIGATIONS - 6.3%
European Bank for Reconstruction
   and Development
   Zero Coupon, 10/03/03 ...............  TRL   3,923,467,000        1,195,496
   9.625%, 2/23/04 .....................  PLZ           5,000        1,217,212
European Investment Bank
   13.60%, 10/12/05 ....................                2,480          681,490
International Bank for Reconstruction
   and Development
   Zero Coupon, 2/17/26 ................  ZAR         110,000        1,164,371
   Zero Coupon, 7/14/27 ................              107,725        1,043,994
   15.875%, 2/28/03 ....................  MXP          10,000        1,056,054
                                                                --------------
Total Supranational Debt Obligations
   (cost $7,000,156) ...................                             6,358,617
                                                                --------------
RIGHTS - 0.0%
Mexico - 0.0%
United Mexican States
   Value Recovery Rights,
   expiring 6/30/03
   (cost $0) ...........................  US$       5,596,000           11,192
                                                                --------------


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Contracts
                                                           or
                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.2%
Time Deposit - 2.2%
Bank of New York
   1.56%, 8/01/02
   (cost $2,240,000) ...................  US$           2,240   $    2,240,000
                                                                --------------
Total Investments - 138.0%
   (cost $136,494,685) .................                           138,815,348
                                                                --------------
PUT OPTION WRITTEN - 0.0%(g)
Mexican Peso
   expiring Aug '02 @ $10.03(f)
   (premiums received $7,887) ..........           14,000,000          (10,715)
                                                                --------------
Total Investments, Net of Outstanding
   Put Option Written - 138.0%
   (cost $136,486,798) .................                           138,804,633
Other assets less
   liabilities - (38.0%) ...............                           (38,250,604)
                                                                --------------
Net Assets - 100% ......................                        $  100,554,029
                                                                ==============

(a) Position with an aggregate market value of $35,598,994 have been segregated to collateralize forward exchange currency contracts.

(b) Position with an aggregate market value of $33,711,399 have been segregated to collateralize reverse repurchase agreements.

(c) Position with a market value of $1,184,224 has been segregated to collateralize margin requirements for the open futures contracts sold.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, these securities amounted to $12,452,641 or 12.4% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rates in effect at July 31, 2002.

(f) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(g)   Non-income producing security.

      Glossary of Terms:                             Currency Abbreviations:

      DCB  -  Debt Conversion Bonds                  MXP -  Mexican Peso
      FRN  -  Floating Rate Note                     PLZ -  Polish Zloty
      TBA  -  To Be Announced                        TRL -  Turkish Lira
      TIPS -  Treasury Inflation Protected Security  US$ -  United States Dollar
                                                     ZAR -  South African Rand

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2002

Assets
Investments in securities, at value (cost $136,494,685) ......    $ 138,815,348
Cash .........................................................            7,527
Interest receivable ..........................................        2,964,936
                                                                  -------------
Total assets .................................................      141,787,811
                                                                  -------------
Liabilities
Put option written, at value (premiums received $7,887) ......           10,715
Reverse repurchase agreements ................................       32,900,540
Payable for investment securities purchased ..................        7,229,782
Dividend payable .............................................          759,158
Advisory fee payable .........................................           69,195
Net unrealized depreciation of forward exchange
   currency contracts ........................................           55,459
Variation margin on futures contracts ........................           45,937
Administrative fee payable ...................................           13,839
Accrued expenses .............................................          149,157
                                                                  -------------
Total liabilities ............................................       41,233,782
                                                                  -------------
Net Assets ...................................................    $ 100,554,029
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     126,526
Additional paid-in capital ...................................      108,695,882
Distributions in excess of net investment income .............       (5,910,437)
Accumulated net realized loss on investments, futures,
   written options and foreign currency transactions .........       (4,391,449)
Net unrealized appreciation of investments, futures,
   written options and foreign currency denominated
   assets and liabilities ....................................        2,033,507
                                                                  -------------
                                                                  $ 100,554,029
                                                                  =============
Net Asset Value Per Share
   (based on 12,652,641 shares outstanding) ..................            $7.95
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2002

Investment Income
Interest .....................................                    $   9,634,097
Expenses
Advisory fee .................................   $     760,590
Custodian ....................................         155,631
Administrative fee ...........................         152,118
Audit & legal ................................          97,205
Transfer agency ..............................          54,748
Printing .....................................          49,547
Registration .................................          33,478
Directors' fees ..............................          30,808
Miscellaneous ................................          13,856
                                                 -------------
Total expenses before interest ...............       1,347,981
Interest expense .............................         603,998
                                                 -------------
Total expenses ...............................                        1,951,979
                                                                  -------------
Net investment income ........................                        7,682,118
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments, Futures, Written Options
and Foreign Currency Transactions
Net realized loss on investment
   transactions ..............................                         (605,318)
Net realized gain on foreign currency
   transactions ..............................                          491,318
Net realized gain on written option
   transactions ..............................                           36,421
Net realized loss on futures .................                          (37,394)
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                        1,903,090
   Futures ...................................                         (220,312)
   Written options ...........................                           (2,828)
   Foreign currency denominated assets
      and liabilities ........................                          (55,671)
                                                                  -------------
Net gain on investments, futures,
   written options and foreign currency
   transactions ..............................                        1,509,306
                                                                  -------------
Net Increase in Net Assets
      from Operations ........................                    $   9,191,424
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   7,682,118    $   8,619,310
Net realized loss on investments,
   futures, written options and
   foreign currency transactions .............        (114,973)        (611,132)
Net change in unrealized
   appreciation/depreciation of
   investments, futures, written
   options and foreign currency
   denominated assets and liabilities ........       1,624,279        2,108,557
                                                 -------------    -------------
Net increase in net assets from
   operations ................................       9,191,424       10,116,735
Dividends and Distributions to
Shareholders from
Net investment income ........................      (7,682,118)      (7,912,735)
Distributions in excess of net investment
   income ....................................      (1,862,852)              -0-
Tax return of capital ........................        (260,420)      (1,042,645)
Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock ..............       1,279,832          589,783
                                                 -------------    -------------
Total increase ...............................         665,866        1,751,138
Net Assets
Beginning of period ..........................      99,888,163       98,137,025
                                                 -------------    -------------
End of period ................................   $ 100,554,029    $  99,888,163
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 15

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Year Ended July 31, 2002

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ............................   $   8,626,501
Interest expense paid ........................        (591,936)
Operating expenses paid ......................      (1,288,439)
                                                 -------------
Net increase in cash from operating
   activities ................................                    $   6,746,126
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .....................     232,998,490
Purchase of long-term portfolio
   investments ...............................    (245,868,751)
Proceeds from disposition of short-term
   portfolio investments, net ................       8,014,522
Increase in variation margin on futures
   contracts .................................          45,937
                                                 -------------
Net decrease in cash from investing
   activities ................................                       (4,809,802)
Financing Activities:*
Increase in reverse repurchase
   agreements ................................       5,719,400
Cash dividends paid ..........................      (7,766,400)
                                                 -------------
Net decrease in cash from financing
   activities ................................                       (2,047,000)
                                                                  -------------
Net decrease in cash .........................                         (110,676)
Cash at beginning of period ..................                          118,203
                                                                  -------------
Cash at end of period ........................                    $       7,527
                                                                  =============
-------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from operations ...                    $   9,191,424
Adjustments:
Increase in interest receivable ..............   $    (481,220)
Net realized loss on investments, futures,
   written options and foreign currency
   transactions ..............................         114,973
Net change in unrealized
   appreciation/depreciation of investments,
   futures, written options and foreign
   currency transactions .....................      (1,624,279)
Accretion of bond discount and
   amortization of bond premium ..............        (526,376)
Increase in interest payable .................          12,062
Increase in accrued expenses .................          59,542
                                                 -------------
Total adjustments ............................                     (2,445,298)
                                                                -------------
Net Increase in Cash from Operating
   Activities ................................                  $   6,746,126
                                                                =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2002

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share holders. Therefore, no provision for federal income or excise taxes is required.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency transactions and tax return of capital, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

6. Change in Accounting Principle

As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities.


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The cumulative effect of this accounting change resulted in a $3,829,042 decrease in cost of investments and a corresponding $3,829,042 decrease in net unrealized depreciation of investments, based on investments owned by the Fund on August 1, 2001.

The effect of this change for the year ended July 31, 2002, was to decrease net investment income by $1,604,085, increase net unrealized appreciation of investments by $1,473,249 and decrease net realized loss on investment transactions by $130,836. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries for the Fund. During the year ended July 31, 2002, the Fund reimbursed AGIS $1,320 for these such costs.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government securities) aggregated $61,159,942 and $55,138,224, respectively, for the year ended July 31, 2002. There were purchases of $177,027,038 and sales of $170,740,853 of U.S. government and government agency obligations for the year ended July 31, 2002, respectively.

At July 31, 2002, the cost of investments for federal income tax purposes was $142,073,893. Accordingly, gross unrealized appreciation of investments was $5,475,209 and gross unrealized depreciation of investments was $8,733,754 resulting in net unrealized depreciation of $3,258,545 (excluding futures, written options and foreign currency transactions).

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At July 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                                 Value at
                 Number of                       Expiration       Original        July 31,       Unrealized
     Type        Contracts        Position         Month           Value            2002        Depreciation
-------------  --------------  --------------  --------------  --------------  --------------  --------------
U.S. Treasury
   2 Yr Note        50             Short       September 2002  $10,430,469     $10,650,781     $(220,312)

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 2002, the Fund had outstanding forward exchange currency contracts as follows:


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                        U.S. $
                        Contract       Value on       U.S. $       Unrealized
                         Amount       Origination    Current      Appreciation/
                         (000)           Date         Value      (Depreciation)
                        -------------------------------------------------------
Forward Exchange
   Currency Buy
   Contract
Mexican Peso,
   settling 9/29/02        10,000     $  986,680    $1,008,835    $   22,155
Forward Exchange
   Currency Sale
   Contracts
Mexican Peso,
   settling 8/11/02        14,000      1,402,244     1,423,959       (21,715)
Mexican Peso,
   settling 9/29/02        53,629      5,233,588     5,410,239      (176,651)
Polish Zloty,
   settling 9/23/02        17,068      4,162,612     4,041,860       120,752
                                                                  ----------
                                                                  $  (55,459)
                                                                  ==========

3. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities ex changes and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended July 31, 2002 were as follows:

                                                        Number of
                                                        Contracts        Premium
                                                       ===========     ===========
Options outstanding at beginning of period ........             -0-    $        -0-
Options written ...................................     43,000,000          59,308
Options terminated in closing purchase transactions     (1,000,000)        (40,000)
Options expired ...................................    (28,000,000)        (11,421)
                                                       -----------     -----------
Options outstanding at July 31, 2002 ..............     14,000,000     $     7,887

NOTE D

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:

                                                      2002               2001
                                                   ==========         ==========
Distributions paid from:
   Ordinary income .......................         $8,785,812         $6,942,259
                                                   ----------         ----------
Total taxable distributions ..............          8,785,812          6,942,259
   Tax return of capital .................            260,420          1,042,645
                                                   ----------         ----------
Total distributions paid .................         $9,046,232         $7,984,904
                                                   ==========         ==========

As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .....................          $(4,360,043)
Unrealized appreciation/(depreciation) ...................           (3,149,178)
                                                                    -----------
Total accumulated earnings/(deficit) .....................          $(7,509,221)
                                                                    ===========

(a) On July 31, 2002, the Fund had a net capital loss carryforward of $4,218,700 of which $1,546,112 expires in the year 2008, $1,608,863 expires in the year 2009 and $1,063,725 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002, post October capital losses of $88,398. As of July 31, 2002, the Fund deferred tax straddle losses of $52,945.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.

NOTE E

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,652,641 shares were outstanding at July 31, 2002. During the year ended July 31, 2002, the Fund issued 153,835 shares in connection


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

with the Fund's dividend reinvestment plan. During the year ended July 31, 2001, the Fund issued 73,025 shares in connection with the Fund's dividend reinvestment plan.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended July 31, 2002, the average amount of reverse repurchase agreements outstanding was approximately $27,399,823 and the daily weighted average interest rate was 2.20%.

As of July 31, 2002, the Fund had entered into the following reverse repurchase agreements:

    Amount                Broker               Interest Rate        Maturity
 ===========  ===============================  =============     =============
 $ 5,032,238  Deutsche Banc Alex. Brown, Inc.      1.70%         August 6, 2002
 $27,868,302  Deutsche Banc Alex. Brown, Inc.      1.80%         August 8, 2002

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

For the year ended July 31, 2002, the Fund had no security lending agreements outstanding.

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 23

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                             Year Ended July 31,
                                    -----------------------------------------------------------------------
                                     2002(a)           2001            2000            1999          1998
                                    -----------------------------------------------------------------------
Net asset value, beginning
   of period ....................   $    7.99       $    7.90       $    7.76       $    8.44     $    8.56
Income From Investment
   Operations
Net investment income ...........         .61(b)          .69(b)          .80(b)          .61           .59
Net realized and unrealized
   gain (loss) on investments,
   futures, written options
   and foreign currency
   transactions .................         .13             .12             .05            (.64)         (.08)
                                    -----------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...................         .74             .81             .85            (.03)          .51
                                    -----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ............        (.61)           (.64)           (.69)           (.61)         (.59)
Tax return of capital ...........        (.02)           (.08)             -0-             -0-           -0-
Distributions in excess of net
   investment income ............        (.15)             -0-             -0-           (.02)         (.04)
Distributions from net realized
   gain on investments ..........          -0-             -0-           (.02)           (.02)           -0-
                                    -----------------------------------------------------------------------
Total dividends and
   distributions ................        (.78)           (.72)           (.71)           (.65)         (.63)
                                    -----------------------------------------------------------------------
Net asset value, end
   of period ....................   $    7.95       $    7.99       $    7.90       $    7.76     $    8.44
                                    =======================================================================
Market value, end of period .....   $    9.20       $    8.67       $  7.1875       $   7.125     $  7.9375
                                    =======================================================================
Total Return
Total investment return
   based on:(c)
   Market value .................       16.45%          32.38%          11.21%          (2.46)%        8.90%
   Net asset value ..............        9.30%          11.00%          12.22%           (.09)%        6.52%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............   $ 100,554       $  99,888       $  98,137       $ 101,445     $ 110,315
Ratio to average net assets of:
   Expenses .....................        1.92%           2.88%           2.10%           1.19%         1.18%
   Expenses, excluding
     interest expense ...........        1.33%           1.45%           1.31%           1.19%         1.18%
   Net investment income ........        7.58%           8.69%          10.21%           7.48%         6.89%
Portfolio turnover rate .........         173%             98%            120%            211%          230%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 25

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 12, 2002


--------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 27

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund. As previously announced, Wayne D. Lyski is retiring as the person principally responsible for the day-to-day management of the Fund's portfolio, and is being replaced in an orderly transition by Michael Mon and Douglas J. Peebles.

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Opportunity Fund, Inc. was held on April 11, 2002. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                              Abstain/
                                                                              Authority
                                                             Voted For         Withheld
----------------------------------------------------------------------------------------
1. To elect directors: Class Two Directors
                       (Term expires in 2005)
                       David H. Dievler                     11,776,982         144,971
                       William H. Foulk, Jr.                11,771,688         140,265
                       Dr. James M. Hester                  11,770,662         141,291


                                                        Voted    Withheld/
                                         Voted For     Against    Abstain   Non-Votes
---------------------------------------------------------------------------------------
2. To amend the Charter of the Fund
   to authorize the Board of Directors
   from time to time to increase or
   decrease the number of authorized
   shares of stock of the Fund.          3,111,020    5,098,465    180,135   3,584,567


--------------------------------------------------------------------------------
28 o ACM GOVERNMENT OPPORTUNITY FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
30 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

Officers

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                     IN FUND        OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                                COMPLEX    DIRECTORSHIPS
        ADDRESS                            OCCUPATION(S)                           OVERSEEN BY     HELD BY
  (YEARS OF SERVICE)*                   DURING PAST 5 YEARS                          DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 57           President, Chief Operating Officer and a               114          None
1345 Avenue of                  Director of Alliance Capital Management
the Americas                    Corporation ("ACMC"), with which he has been
New York, NY  10105 (14)        associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+, 71               Formerly an Executive Vice President and the            93          None
P.O. Box 4623                   Chief Insurance Officer of The Equitable Life
Stamford, CT 06903 (14)         Assurance Society of the United States;
                                Chairman and Chief Executive Officer of
                                Evlico. Formerly a Director of Avon, BP Amoco
                                Corporation, Ecolab, Inc., Tandem Financial
                                Group and Donaldson, Lufkin & Jenrette
                                Securities Corporation.

David H. Dievler,#+, 72         Independent Consultant. Until December 1994,            98          None
P.O. Box 167                    Senior Vice President of ACMC responsible for
Spring Lake, NJ 07762 (14)      mutual fund administration. Prior to joining
                                ACMC in 1984, Chief Financial Officer of
                                Eberstadt Asset Management since 1968. Prior
                                to that, Senior Manager at Price Waterhouse &
                                Co., member of the American Institute of
                                Certified Public Accountants since 1953.

John H. Dobkin,#+, 59           Consultant. Currently, President of the Board           94          None
P.O. Box 12                     of Save Venice, Inc. (preservation
Annandale, NY 12504 (4)         organization). Formerly a Senior Advisor from
                                June 1999-June 2000 and President (December
                                1989-May 1999) of Historic Hudson Valley
                                (historic preservation). Previously, Director
                                of the National Academy of Design and during
                                1988-92, Director and Chairman of the Audit
                                Committee of ACMC.


--------------------------------------------------------------------------------
32 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                 PORTFOLIOS
                                                                                   IN FUND        OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                              COMPLEX    DIRECTORSHIPS
        ADDRESS                            OCCUPATION(S)                         OVERSEEN BY     HELD BY
  (YEARS OF SERVICE)*                   DURING PAST 5 YEARS                        DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+,70     Investment Adviser and Independent                    110         None
2 Soundview Drive               Consultant. Formerly Senior Manager of
Suite 100                       Barrett Associates, Inc., a registered
Greenwich, CT 06830 (4)         investment adviser, with which he had been
                                associated since prior to 1997. Formerly
                                Deputy Comptroller of the State of New York
                                and, prior thereto, Chief Investment Officer
                                of the New York Bank for Savings.

Dr. James M. Hester,#+, 78      President of The Harry Frank Guggenheim                12         None
The Harry Frank                 Foundation, with which he has been associated
Guggenheim Foundation           since prior to 1997. Formerly President of
527 Madison Avenue              New York University and the New York
New York, NY 10022-4301         Botanical Garden, Rector of the United
(14)                            Nations University and Vice Chairman of the
                                Board of the Federal Reserve Bank of New
                                York.

                                                                                               Placer Dome,
Clifford L. Michel,#+, 63       Senior Counsel of the law firm of Cahill               93      Inc. (mining).
15 St. Bernard's Road           Gordon & Reindel, since February 2001 and a
Gladstone, NJ 07934 (14)        partner of that firm for more than 25 years
                                prior thereto. President and Chief Executive
                                Officer of Wenonah Development Company
                                (investments).

Donald J. Robinson,#+, 68       Senior Counsel of the law firm of Orrick,             107         None
98 Hell's Peak Road             Herrington & Sutcliffe LLP since January
Weston, VT 05161 (7)            1997. Formerly a senior partner and a member
                                of the Executive Committee of that firm. He
                                was also a member and Chairman of the
                                Municipal Securities Rulemaking Board and a
                                Trustee of the Museum of the City of New
                                York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                                                   Principal Occupation
Name, Address* and Age   Position(s) Held with Fund                 During Past 5 Years
----------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42      Senior Vice President      Executive Vice President of Alliance Capital
                                                       Management Corporation ("ACMC")**, with which
                                                       she has been associated since prior to 1997.

Wayne D. Lyski, 60          Senior Vice President      Executive Vice President of ACMC**, with
                                                       which he has been associated since prior to
                                                       1997.

Paul J. DeNoon, 40          Vice President             Senior Vice President of ACMC**, with which
                                                       he has been associated since prior to 1997.

Michael L. Mon, 33          Vice President             Vice President of ACMC**, with which he has
                                                       been associated since June 1999. Prior
                                                       thereto he was a Portfolio Manager at
                                                       Brundage, Stroy and Rose since 1998.
                                                       Previously, he was employed as an Assistant
                                                       Vice President at Mitchell Hutchin Asset
                                                       Management since prior to 1997.

Douglas J. Peebles, 37      Vice President             Senior Vice President of ACMC**, with which
                                                       he has been associated since prior to 1997.

Edmund P. Bergan, Jr., 52   Secretary                  Senior Vice President and General Counsel of
                                                       Alliance Fund Distributors, Inc. ("AFD")**
                                                       and Alliance Global Investor Services Inc.
                                                       ("AGIS")**, with which he has been associated
                                                       since prior to 1997.

Mark D. Gersten, 51         Treasurer and Chief        Senior Vice President of AGIS** and a Vice
                            Financial Officer          President of AFD**, with which he has been
                                                       associated since prior to 1997.

Vincent S. Noto, 37         Controller                 Vice President of AGIS**, with which he has
                                                       been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
34 o ACM GOVERNMENT OPPORTUNITY FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS


U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 35

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


--------------------------------------------------------------------------------
36 o ACM GOVERNMENT OPPORTUNITY FUND

ACM Government Opportunity Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPAR0702